Exhibit 10.65
FOURTH AMENDMENT
TO THE
OPERATING AGREEMENT
OF
HSRE-CAMPUS CREST I, LLC
     This FOURTH AMENDMENT (this “Amendment”) to the Operating Agreement of HSRE-CAMPUS CREST I, LLC, a Delaware limited liability company (the “Company”) is entered into as of October 6, 2010 (the “Effective Date”) by and between HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company (“HSRE”), and CAMPUS CREST VENTURES III, LLC, a Delaware limited liability company (“Campus Crest”).
R E C I T A L S:
     A. The internal affairs of the Company are governed by the Operating Agreement of the Company, dated as of November 7, 2008, as amended by that certain First Amendment to the Operating Agreement of the Company, dated as of November 12, 2009, that certain Second Amendment to the Operating Agreement of the Company, dated as of March 26, 2010, and that certain Third Amendment to the Operating Agreement of the Company, dated as of September 12, 2010 (as amended, the “Operating Agreement”), by and between HSRE and Campus Crest; and
     B. The Members desire to amend the Operating Agreement in delete the option granted by HSRE to Campus Crest with respect to Campus Crest at Conway, LLC, Campus Crest at Statesboro, LLC and Campus Crest at Huntsville, LP.
     NOW THEREFORE, in consideration of the foregoing, of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Terms. Except as otherwise specifically set forth in this Amendment, all capitalized terms used herein shall have the meanings set forth in the Operating Agreement.
     2. Grant by HSRE of Option to Campus Crest. Section 13.20 is hereby deleted in its entirety and replaced with the following:
          “Intentionally Deleted.”
     3. Confirmation of Operating Agreement. Except as set forth herein, the terms and provisions of the Operating Agreement are hereby confirmed, ratified and approved in their entirety, and shall continue in full force and effect.
     4. Further Acts. The parties hereto agree to do such further acts and execute, deliver, file and record such further documents and instruments as any of them may deem to be reasonably necessary or advisable to effect and evidence the transactions contemplated by this Amendment.

     5. Effective Date. Each provision of this Amendment shall be effective as of the Effective Date.
     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signatures on following page]

FOURTH AMENDMENT
TO THE OPERATING AGREEMENT
OF HSRE-CAMPUS CREST I, LLC
COUNTERPART SIGNATURE PAGE
     IN WITNESS WHEREOF, each of the parties has executed this Amendment, as of the date first set forth above, and agrees to be bound by this Amendment.

MEMBERS:

CAMPUS CREST:

CAMPUS CREST VENTURES III, LLC, a Delaware limited liability company

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

	By:	/s/ Michael S. Hartnett

	Name:	Michael S. Hartnett
	Its:	Manager

HSRE:

HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company

By:	HSREP II Holding, LLC, a Delaware limited liability company, its sole member

	By:	HSRE REIT II, a Maryland real estate investment trust, a member

		By:	/s/ Stephen Gordon

		Name: Its:	Stephen Gordon Trustee